EXHIBIT 99.6


                          NOTICE OF GUARANTEED DELIVERY
                                       OF
                             SHARES OF COMMON STOCK
                                       OF
                               PFSB BANCORP, INC.


         This form, or a facsimile hereof, must be used in connection with your election if:

         (a) the certificates for your shares of common stock of PFSB Bancorp, Inc. are not immediately available;

         (b) time will not permit the Election Form and Letter of Transmittal ("Election Form") and other required documents to be delivered to the Exchange Agent on or before 5:00 p.m., Mountain time, on ____________, 2002 (the "Election Deadline"); or

         (c) the procedures for book-entry transfer cannot be completed on a timely basis.

         This form may be delivered by hand, mail or facsimile transmission to the Exchange Agent, and must be received by the Exchange Agent on or before the Election Deadline.


                             THE EXCHANGE AGENT IS:

                       COMPUTERSHARE TRUST COMPANY, INC.

                        FACSIMILE NUMBER: (303) 262-0606
                 CONFIRM BY TELEPHONE: (303) 262-0600 EXT. 4732
             FOR ACCOUNT INFORMATION CALL: (303) 262-0600 EXT. 4732

                         BY MAIL OR OVERNIGHT DELIVERY:
                        Computershare Trust Company, Inc.
                          350 Indiana Street, Suite 800
                             Golden, Colorado 80401

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      DELIVERY OF THIS FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
       TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN ONE LISTED ABOVE
                      DOES NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

         The undersigned hereby surrenders to Computershare Trust Company, Inc., the Exchange Agent, upon the terms and subject to the conditions set forth in the proxy statement-prospectus and the related Election Form, receipt of which are hereby acknowledged, the number of shares of common stock of PFSB Bancorp set forth on the reverse side pursuant to the guaranteed delivery procedures outlined in the section of the proxy statement-prospectus entitled "Election Procedures; Surrender of Stock Certificates."

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Number of Shares Surrendered:
                              --------------------------------------------------

Certificate Nos. (if available):
                                 -----------------------------------------------

|_| Check box if shares will be surrendered by book-entry transfer. DTC Account
    Number:___________________

Name(s) of Record Holder(s):
                             ---------------------------------------------------

Address:

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Area Code and Telephone Number: (     )
                                -------------------------

Social Security Number:    -    -     or Employer identification number:  -
                       --------------                                   --------

Dated:                    , 2002
       -------------------           -------------------------------------------

                                     -------------------------------------------
                                                   Signature(s)

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                                    GUARANTEE

         The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby guarantees to deliver to the Exchange Agent certificates representing the shares tendered hereby, in proper form for transfer (or surrender shares pursuant to the procedure for book-entry transfer into the Exchange Agent's account at The Depository Trust Company), together with (i) a properly completed and duly executed Election Form (or facsimile thereof) with any required signature guarantees, and (ii) any other required document, within three business days after the Election Deadline.

Name of Firm:
              ------------------------    --------------------------------------
                                                  (authorized signature)

Address:                                  Name:
         -----------------------------          --------------------------------

                                          Title:
--------------------------------------           -------------------------------
City            State       Zip Code

Area Code and Tel. No.:                   Dated:                          , 2002
                        --------------           -------------------------

            DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK
                CERTIFICATES MUST BE SENT WITH THE ELECTION FORM.

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This form is not to be used to guarantee signatures. If a signature on a Form of
Election requires a Medallion Signature Guarantee, such guarantee must appear in the applicable space provided on the Form of Election.